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                                  EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Ching-Lun Yu, Chief Financial Officer (principal financial officer) of EUPA International Corporation, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2003 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

  /s/Ching-Lun Yu
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Ching-Lun Yu
Date: November 14, 2003